Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents.
Schedule of cash and cash equivalents
	December 31, 2022	December 31, 2021
Cash	7	100
Bank account	6,546	17,772
Financial investments (i)	39,212	292,021
	45,765	309,893

(i)	The Company invests in short-term fixed income investment funds with daily liquidity and no material risk of change in value. Financial investments presented an average gross yield of 103% of the annual CDI rate on December 31, 2022 (105.2% on December 31, 2021). All investments are highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value and correspond to the cash obligations for the period.